ETF OPPORTUNITIES TRUST

REX IncomeMax IBIT Strategy ETF
(the “Fund”)

Supplement dated January 29, 2026
to the Prospectus and the Statement of Additional Information (“SAI”)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution (the “Plan”) for the Fund. The Board approved the Plan based on the recommendation of the investment adviser to the Fund and its indication that it had no plans to launch the Fund. The Fund is expected to dissolve on or about January 30, 2026.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-844-802-4004.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-844-802-4004.